MOMENTIVE
performance materials
The science behind the solutions.

HEXION™
Specialty Chemicals

Creating a Global Leader in Specialty Chemicals and Materials

September 13, 2010

MOMENTIVE
performance materials
The science behind the solutions.

Forward-Looking Statements

Certain statements in this presentation, including but not limited to those made under the caption "Outlook" are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical fact, could be forward-looking statements. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "will" or "intend" or similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our businesses, the economy and other future events and conditions, and are based on currently available financial economic and competitive data and current business plans. Actual results could vary materially depending on risks and uncertainties that may affect operations, markets, services, prices and other factors as discussed in the most recent Annual Report on Form 10-K and the other filings made by Hexion Specialty Chemicals, Inc. ("Hexion") and Momentive Performance Materials Inc. ("Momentive") with the Securities and Exchange Commission (SEC). We caution you against relying on any forward-looking statements as they are neither statements of historical fact nor guarantees of future performance.

- Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional or global economic, competitive and regulatory factors including, but not limited to, the current credit crises and global economic downturn, interruptions in the supply of or increased pricing of raw materials due to natural disasters, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations involving our products, and the following:
- risks and uncertainties from the possibility that the closing of the transaction may be delayed or not occur,
- difficulties with the integration process or realization of benefits from the transaction
- our inability to achieve expected cost savings,
- the outcome of litigation described in the footnote to financial statements on Commitments and Contingencies in the most recent Hexion and Momentive Annual Reports on Form 10-K,
- our failure to comply with financial covenants under our credit facilities or other debt, and
- the other factors described in the Risk Factors sections of the Annual Reports on Form 10-K and in the other Hexion and Momentive SEC filings.
- Any forward-looking statement made by us in this document speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time.

MOMENTIVE
performance materials
The science behind the solutions.

Creating One of the Largest Specialty Chemical and Material Companies in the World

MOMENTIVE
performance materials
The science behind the solutions.

Momentive
Performance Materials

HEXION™
Specialty Chemicals

1H 2010 Annualized PF Revenue [1] : $7.47 bn
1H 2010 Annualized PF Adj. EBITDA [2] : $1.24 bn

(1) Reflects 1H'10 revenue of Hexion and Momentive on a pro forma annualized basis.
(2) This presentation contains non-GAAP financial information. Adjusted EBITDA is a non-GAAP financial measure as defined by SEC rules. Adjusted EBITDA is not intended to represent any measure of earnings or cash flow in accordance with US GAAP and the calculation and use of this measure may differ from other companies. Adjusted EBITDA should not be used in isolation or as a substitute for measures of performance or liquidity. Adjusted EBITDA should not be considered an alternative to operating income or net income (loss) under US GAAP to evaluate results of operations or as an alternative to cash flows as a measure of liquidity. Pro Forma Adjusted EBITDA for the combined entities reflects Hexion Specialty Chemical, Inc.'s previously reported Segment EBITDA for the six-month period ended June 30, 2010 and Momentive Performance Materials Inc.'s previously reported Adjusted EBITDA for the six-month period ended June 27,2010, in each case on a pro forma annualized basis, as well as $100 million in estimated synergies from the transaction and Hexion's $70 million of in-process productivity savings at June 30, 2010. For additional information on Hexion's Segment EBITDA and Momentive's Adjusted EBITDA, including a reconciliation of such previously reported amounts to such company's net income (loss), please see such company's most recent Quarterly Report on Form 10-Q for the period then ended.

MOMENTIVE
performance materials
The science behind the solutions.

Transformational Merger: Building a Global Leader in Specialty Chemicals & Materials

- Momentive Performance Materials Holdings Inc., the parent company of Momentive Performance Materials, Inc., and Hexion LLC, the parent company of Hexion Specialty Chemicals, Inc., today jointly announced that their newly formed holding companies plan to merge, creating a new global leader in specialty chemicals and materials
- The Boards of Directors of Momentive Performance Materials Holdings Inc. and Hexion LLC have unanimously approved the transaction, which is subject to customary conditions
- Anticipated closing on October 1, 2010
- The legal structure will not require a refinancing of either company's debt

A NEW GLOBAL LEADER IN SPECIALTY CHEMICALS AND MATERIALS

MOMENTIVE
performance materials
The science behind the solutions.

Strategic Rationale for the Combination

- The combination will create one of world's largest specialty chemical companies:
  - 1H'10 annualized pro forma sales of $7.47 billion
  - 1H'10 annualized pro forma Adj. EBITDA of $1.24 billion
  - More than 10,000 associates
  - 117 facilities globally [(1)]
- Industry leadership positions in more than 80 percent of its portfolio with a range of attractive technologies including: Silicones, Quartz, Specialty Epoxy resins, Specialty Phenolic resins, Acrylic and Versatic™ Acids and Derivatives
- Balanced geographic portfolio with an ability to serve global customers in all major regions of the world
- Accelerates portfolio optimization opportunities

(1) As of 12/31/09

MOMENTIVE
performance materials
The science behind the solutions.

Strategic Rationale for the Combination

- The newly-formed company will leverage the best demonstrated business processes delivering optimal cost, cash, margin and growth opportunities

- The combination delivers a conservative estimate of $100 million in synergies
  - Best-of-sourcing contractual terms
  - Regional site rationalization
  - Shared services optimization

- The new Momentive provides an opportunity to leverage geographic growth positions across the high growth regions -- Latin America, Asia Pacific, India and the Middle East

- New Product Development synergy opportunities also exist across a range of technologies in shared end use markets, such as energy, automotive, construction and electronics

MOMENTIVE
performance materials
The science behind the solutions.

Hexion & Momentive Will Form a $7.5 billion Specialty Chemical & Materials Company

PF Revenue by Industry


Healthcare 1%
Furniture 2%
Adhesives 2%
Architectural 5%
Industrial/Marine 7%
Wind Energy 6%
Oilfield 3%
Consumer/Durable Goods 18%
Construction 14%
New Home Construction 9%
Other 11%
Automotive 11%
Electronics 6%
Graphic Arts 1%
Repair/Remodel 4%

PF Geographical Revenue


BRIC/ROW 28%
N. America 41%
Europe 33%

DIVERSE INDUSTRIES AND GEOGRAPHICAL PRESENCE SUPPORT GROWTH OBJECTIVES

MOMENTIVE
performance materials
The science behind the solutions.

Global Leadership Positions Across a Broad Range of Technologies and Industries


#1

Quartz
Global


#1
MARINE

Base Epoxy Resins
Global


#1

Specialty Epoxy
Global


#2

Silicones
Global


#1
A380

Phenolic Specialty Resins
Global


#1

Versatic™ Acids & Derivatives
Global


#1

Forest Product Resins
Global


#2

Oilfield Proppant Resins
Global

THE COMBINED COMPANY WOULD HAVE LEADING MARKET POSITIONS IN MORE THAN 80% OF ITS REVENUE BASE

Conservative Synergy Targets

- Targeting $100 million in synergies from the transaction
- Both companies have strong track records of achieving planned cost savings
- The Company is expected to realize $70 million of Hexion's in-process productivity actions [1]
- Projected savings to be allocated between the two companies

Targeted Synergies
($ in millions)


Logistics Optimization
$14
$37
Corporate / SG&A
$49
Raw Material & Indirect Procurement

(1) Reflects Hexion in-process productivity actions as of June 30, 2010

MOMENTIVE performance materials

The science behind the solutions.

Proven Ability to Dramatically Exceed Cost Reduction Targets

Momentive Cumulative Annual Savings

($ in millions)



200
180
160
140
120
100
80
60
40
20
0
$26
26
$106
80
26
$190
(1)
84
80
26
2007
2008
2009

Hexion Formation Synergies

($ in millions)



200
180
160
140
120
100
80
60
40
20
0
$75
27
SG&A
23
Mfg.
25
Sourcing
$125
32
SG&A
37
Mfg.
56
Sourcing
$175
37
SG&A
66
Mfg.
72
Sourcing
Original Target
Revision #1
Final Achievement

- Since its separation from General Electric Company, Momentive consistently has taken significant actions to improve the operating leverage of its business
- Structural actions include SG&A and indirect expense reduction, material productivity and facility rationalizations

- Prior to current productivity program, Hexion aggressively achieved synergies from the formation of the Company
- Hexion's recession driven productivity program has added an incremental $250mm in cost savings

(1) Includes temporary pay and benefit reductions for salaried workforce, which yielded $15 million and $4 million of savings, respectively, in 2009.

MOMENTIVE
performance materials
The science behind the solutions.

Broad Geographic Footprint Provides an Excellent Platform for Growth


Europe: 34 Facilities
Americas: 55 Facilities
Asia Pacific: 28 Facilities

THE NEW MOMENTIVE WILL SERVE MORE THAN 20,000 CUSTOMERS FROM 117 GLOBAL SITES

MOMENTIVE
performance materials
The science behind the solutions.

A Diversified Customer Base with Global Leadership Positions

P&G
LOWE'S
GOODYEAR
BMW
Weyerhaeuser
The future is growing™
BASF
Schlumberger
SONY
PPG
SAINT-GOBAIN
OWENS CORNING
3M
Unilever
L'ORÉAL
TOSHIBA
DUPONT
valspar
Bayer
THE HOME DEPOT

SERVING CUSTOMERS THROUGH LEADING TECHNICAL SERVICES, A DIVERSE TECHNOLOGY PORTFOLIO AND A GLOBAL FOOTPRINT

MOMENTIVE
performance materials
The science behind the solutions.

Significant Growth Opportunities Exist From Common Industry Segments

Momentive/Hexion **Complementary Technology Portfolio**	Fluids	Silanes	Elastomers	Engineered Materials	Urethane Additives	Sealants	Quartz	Epoxy	Versatics	Phenolics	Amino Resins	Vinyl & Acrylic Lattices	Formaldehyde	Acrylic Monomers	Polyester Resins	UPR
Industrial/Marine	■	■	■				■	■		■	■		■	■	■	■
Consumer/Durable Goods	■	■	■		■	■	■	■	■	■	■		■	■	■	■
New Home Construction			■	■		■				■	■		■		■	
Automotive		■	■	■	■			■	■	■		■	■	■	■	■
Graphic Arts				■										■		
Repair/Remodel	■			■		■				■	■		■			
Electronics/Electrical			■	■			■	■		■		■		■		■
Oil Field E&P	■									■						
Construction	■		■		■	■		■	■			■	■	■		■
Architectural		■				■			■		■	■		■	■	
Wind Energy								■								■
Healthcare/Personal Care	■		■				■									
Furniture					■						■		■			

MOMENTIVE
performance materials
The science behind the solutions.

Product Portfolio and Global Expansion Plans Provide a Strong Base for Growth




Market Penetration
Global Expansion
Technology Cross Fertilization



Electronics

- Momentive and Hexion participate throughout the value chain – from wafer processing through assembled electronic components

Building & Construction

- Glazing materials for glass and walls (Momentive) and adhesive mortars for insulation and exterior finishing systems (Hexion)



Waterborne Coatings Resins

- Silane modifiers (Momentive) in combination with latex and epoxy coatings (Hexion) for expanded waterborne and solvent borne portfolio

MOMENTIVE
performance materials
The science behind the solutions.

Multiple Opportunities for Top line Growth

Building and Construction / Civil Engineering

Epoxy, RDP, wax emulsions



Silanes, Sealants

Electronic Applications

Epoxy, Phenolics



Silicones, Engineered Materials

Coating Applications

Epoxy, Acrylic, Versatics





Silanes, Sealants

Oilfield Technologies

Phenolic and Epoxy based Proppants



Silicone Fluids

Medium and High Voltage Electrical Applications

Epoxy, Phenolics



Elastomers

MOMENTIVE
performance materials
The science behind the solutions.

New Structure Upon Closing

Summary

- Existing capital structures will remain separate and in place upon closing
- No financing required for the transaction
- No breakage costs for either company
- Upon closing, new structure would not impact collateral or covenant compliance requirements for existing Hexion or Momentive debt



Momentive Performance Materials Holdings LLC (Delaware)
Hexion LLC (Delaware)
Hexion Specialty Chemicals, Inc. (New Jersey)
Various U.S. and foreign subsidiaries
Momentive Performance Materials Holdings Inc. (Delaware)
Momentive Performance Materials Inc. (Delaware)
Various U.S. and foreign subsidiaries

Combined OpCo Debt Maturities


Maturity Schedule
($ in millions)
5,000
4,000
3,000
2,000
1,000
0
Momentive
Hexion
2010
2011
2012
2013
2014
2015
2016
2017
2018
2021
2023

STABLE, LONG-TERM CAPITAL STRUCTURE WITH NO MATERIAL NEAR-TERM MATURITIES

MOMENTIVE
performance materials
The science behind the solutions.

Summary: Combination Creates Value for Both Companies

- **Top-line growth:** Transaction will provide entry to end markets and geographic regions of the world that neither company could fully access independently
- **Expanded Technology Portfolio**: Unmatched depth and breadth of specialty products leveraging our proprietary technology base
- **Unique Customer Solutions:** Further penetration of customer base via cross-selling and new product development opportunities
- **Streamlined Operations:** Synergy savings will further improve combined company operations and operating leverage
- **Best Practices:** Combined company will leverage best practices of each company, such as technology/R&D and supply chain expertise
- **World-Class Management Team:** Combined company leadership will be formed from both companies

MOMENTIVE
performance materials
The science behind the solutions.

Next Steps

- Teams composed of Momentive & Hexion associates are working to finalize plans to optimize operations
- Anticipated closing on October 1, 2010
- Information will be shared as we move through the planning process

A TRANSFORMATIONAL MERGER THAT CREATES A NEW MARKET LEADER IN SPECIALTY CHEMICALS AND MATERIALS

Creating a Global Leader in Specialty Chemicals and Materials

MOMENTIVE
performance materials

The science behind the solutions.